Exhibit 10.1

Forest Transfer Contract for Fuye Field Beizhao Village Hongxing

Town Acheng District

Party A(Transferor): Huazhong Liu

ID No.: 239005197612050717

Party B(Transferee): Harbin Yew Science and Technology Development Co., Ltd.

Legal Representative: Zhiguo Wang

Article One: The content of transfer

1. The ownership and land use right of the forest (approximately 117.5 mu) located at Fuye Field Beizhao Village Hongxing Town Aching District shall be transferred to Party B starting on the signing date of this contract (the layout and seedlings detailed statements are attached).

2. Party B has the right to develop and utilize the over 100 years old natural spring located in Fuye Filed

3. The 160 square meters building (including office, dormitory and garage) on the forest land is transferred to Party B.

Article Two: Contract Price and Payment

Based on the appraisal report issued by Harbin Jincheng Asset Appraisal Firm dated June 26, 2012, the total asset is appraised at RMB 15,002,300 (of which the forest, land, premises and the natural spring are appraised at RMB 14,060,500, RMB 416,000, RMB 153,600 and RMB 372,200, respectively).

Payment: Party B shall pay Party A RMB 6.3 million after Party B receives all the related supporting documents and materials on the ownership and land use right of the forest from Party A.

Party A shall pay RMB 3.7 million on December 25, 2012.

Pay Party A RMB 5.0023 million before December 25, 2013.

Article Three: Term of Contract

The term of contract shall be 16 years, starting from June 2012 to March 2028.

Article Four: The Boundary of the Land

The south reaches the state-owned forest, east to the state-owned forest, west to state-owned forest, and north to state-owned forest.

Article Five: Right and Obligations of both Parties

1. After the expiration of the contract, Party B shall have the independent right to dispose the fixed assets and have the priority right to renew the contract under the same conditions.

2. After the expiration of contract, Party B shall continue to pay the land-use right fee for the land that occupied by the fixed assets invested by Party B and continue to use it in accordance to the related national regulations.

3. Party A shall Party B to apply for the forest ownership certificate.

4. After the transfer, Party B has the land use right of the forest and the ownership of the trees planted on the forest land.

5. Party A shall transfer all the rights obtained under the 1998 contract (signed by Huazhong Liu and Beizhao village) to Party B.

Article Six: Both Parties will negotiate settlement of the unaccomplished matters in this agreement.

This Contract shall become effective after both Parties sign it. If one party breaches the contract, the default party should compensate the other party’s economic loss (1% of the total price).

This Contract is executed in two counterparts, one for Party A and one for Party B.

Party A: Huazhong Liu

Legal Representative: /s/ Huazhong Liu

Party B: Harbin Yew Science and Technology Development Co., Ltd.

Legal Representative: /s/ Zhiguo Wang

The Village Committee of Beizhao Village Hongxing Town Acheng District Harbin City

Date: July 18, 2012

(The graph of the contracted forestland is attached)

The Seedlings’ List of 120 Mu Land of Fuye Field Beizhao Village Hongxing Town

No.	Mu	Year	Name of trees	Norms(meter)	Trees’ Amount
1	18	2003	Larix	3.0-5.0	6,200
		2003	Spruce	1.5-2.5	2,000
2	12.5	2006	Spruce	0.8-1.2	15,120
		2006	Poplar	2.0-2.5	1,500
3	25	2003	Larix	3.0-5.0	7,500
4	10	2003	Larix	3.0-5.0	1,760
		2003	Spruce	1.5-2.5	2,000
5	10.6	2006	Spruce	0.8-1.2	12,600
6	7.9	2006	Spruce	0.8-1.2	2,500
		2006	Poplar	2.0-2.5	1,100
7	6.8	2010	Larix	0.3-0.5	2,000
8	7.2	2010	Larix	0.3-0.5	920
		2010	Poplar	1.5-2.0	1,080
9	4.5	2003	Larix	3.0-5.0	1,600
10	15	2003	Spruce	1.5-2.5	22,500

Total	117.5				80,380

The Village Committee of Beizhao Village Hongxing Town Acheng District (Seal)

Forestry Station of Hongxing Town Acheng District(Seal)

June 14, 2012

红岩乡兆赵村副业场平面图

N
S
144×104
150×85
136×94
68×67
185×71
94×30
稻田

土地面积

①	[illegible]亩	(3-1)	0.8亩
②	12.5亩	(3-2)	1亩
③	22.5亩	(5-1)	[illegible]亩
④	8.5亩	(5-2)	[illegible]亩
⑤	12.6亩	(5-3)	1亩
⑥	2.4亩	(7-1)	0.7亩
⑦	4.5亩	(8-1)荒坡	1.7亩
⑧	4.6亩	(11-1)荒坡	2.1亩
⑨	4.5亩	(11-2)荒坡	2.7亩
⑩	4.7亩	(11-3)荒坡	3亩
⑪	4.7亩	(11-4)荒坡	[illegible]亩
合计	[illegible]亩	合计	[illegible]亩